EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, David Calkins, the Chief Executive Officer of Pacel Corp. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that to the best of my knowledge:

1. the Quarterly Report on Form 10-Q fo the Company for the period ended September 30, 2003 (the "Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





November 12, 2003

BY: /s/David Calkins
   ----------------------
David Calkins, Chief Executive Officer and
Chief Financial Officer (or equivalent thereof)